UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 23, 2009

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-13782	25-1615902
(Commission File Number)	(IRS Employer Identification No.)

1001 Airbrake Avenue
Wilmerding, Pennsylvania	15148
(Address of Principal Executive Offices)	(Zip Code)

(412) 825-1000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On January 23, 2009, Westinghouse Air Brake Technologies Corporation (the “Company”) issued a press release that affirmed its 2008 guidance for revenue growth of 13-15% and earnings per diluted share of $2.66-$2.70. The Company also issued 2009 earnings per diluted share guidance of $2.45-$2.75, with revenues expected to be flat to slightly down. A copy of the press release is attached to this report as Exhibit 99.1 and the first two paragraphs discussing 2008 and 2009 guidance are incorporated into this Item 8.01 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is filed with this report on Form 8-K:

Exhibit No.	Description
99.1	Press release dated January 23, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION

By:	/s/ Alvaro Garcia-Tunon
Alvaro Garcia-Tunon
Chief Financial Officer

Date: January 27, 2009

EXHIBIT INDEX

Number	Description	Method of Filing
99.1	Press release dated January 23, 2009.	Filed herewith.